EARNINGS PER SHARE	9 Months Ended
Sep. 30, 2023
Earnings per share [abstract]
Earnings Per Share	Earnings Per ShareBasic earnings per share ("EPS") is based upon the weighted average number of common shares outstanding during the period. Diluted earnings per share is based upon the weighted average number of common shares outstanding during the period assuming the issuance of common shares for all potentially dilutive common shares outstanding.
The following table sets forth the computation of basic and diluted earnings per share:

(in millions except per share amounts)	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net income attributable to equity shareholders of the Company	$249	$337	$743	$780

Weighted average shares outstanding
Basic	553	543	552	537
Diluted	556	553	556	551

Total basic and diluted EPS attributable to equity shareholders
Basic	$0.45	$0.62	$1.35	$1.45
Diluted	$0.45	$0.61	$1.34	$1.42